Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
	(unaudited; in millions, except per unit amounts)

Operating revenue	$1,424.7	$1,332.7	$3,313.3	$2,582.8
Operating expenses
Cost of natural gas	1,185.6	1,150.4	2,833.3	2,222.6
Operating and administrative	87.3	80.4	161.2	154.8
Power	24.2	17.2	50.5	34.2
Depreciation and amortization	34.0	34.1	66.7	67.4
	1,331.1	1,282.1	3,111.7	2,479.0
Operating income	93.6	50.6	201.6	103.8
Interest expense	(27.6)	(25.6)	(55.5)	(51.2)
Other income	4.4	0.7	5.4	1.3
Net income	$70.4	$25.7	$151.5	$53.9
Net income allocable to common and i-units	$63.2	$19.9	$137.1	$42.1
Net income per common and i-unit (basic and diluted)	$0.96	$0.32	$2.08	$0.69
Weighted average units outstanding	65.9	61.9	65.8	61.3

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,
	2006	2005
	(unaudited; in millions)
Cash provided by operating activities
Net income	$151.5	$53.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	66.7	67.4
Derivative fair value (gain) loss	(29.4)	16.8
Inventory market price adjustment	9.7	—
Other	1.0	(0.3)
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	(33.1)	(5.8)
Due from General Partner and affiliates	14.2	(13.8)
Accrued receivables	239.6	(2.2)
Inventory	(26.5)	(10.2)
Current and long-term other assets	(4.3)	(2.8)
Due to General Partner and affiliates	11.0	20.7
Accounts payable and other	(6.6)	(17.3)
Accrued purchases	(221.7)	16.9
Interest payable	—	4.1
Property and other taxes payable	(5.1)	(3.7)

Net cash provided by operating activities	167.0	123.7

Cash used in investing activities
Additions to property, plant and equipment	(285.2)	(174.7)
Changes in construction payables	4.8	2.2
Asset acquisitions, net of cash acquired	(33.2)	(185.9)
Other	0.1	0.8

Net cash used in investing activities	(313.5)	(357.6)

Cash provided by financing activities
Proceeds from unit issuances, net	—	127.5
Distributions to partners	(113.2)	(104.0)
Borrowings (repayments) of Credit Facility, net	10.0	(175.0)
Net issuances of commercial paper	269.1	390.0
Repayment on affiliate loan	(20.0)	—
Other	—	(0.5)

Net cash provided by financing activities	145.9	238.0

Net increase (decrease) in cash and cash equivalents	(0.6)	4.1

Cash and cash equivalents at beginning of year	89.8	78.3

Cash and cash equivalents at end of period	$89.2	$82.4

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30, 2006	December 31, 2005
	(unaudited; in millions)
ASSETS

Current assets
Cash and cash equivalents	$89.2	$89.8
Receivables, trade and other, net of allowance for doubtful accounts of $4.5 in 2006 and 2005	142.8	109.7
Due from General Partner and affiliates	5.9	20.1
Accrued receivables	375.7	615.3
Inventory	154.3	138.9
Other current assets	13.7	11.5
	781.6	985.3

Property, plant and equipment, net	3,314.5	3,080.0
Other assets, net	32.8	22.2
Goodwill	265.5	258.2
Intangibles, net	93.5	82.7

	$4,487.9	$4,428.4
LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities
Due to General Partner and affiliates	$23.5	$12.5
Accounts payable and other	240.2	247.9
Accrued purchases	425.0	646.7
Interest payable	11.4	11.4
Property and other taxes payable	16.1	21.8
Current maturities of long-term debt	31.0	31.0
	747.2	971.3

Long-term debt	1,962.0	1,682.9
Loans from General Partner and affiliates	131.8	151.8
Environmental liabilities	4.9	4.8
Other long-term liabilities	236.1	253.8
	3,082.0	3,064.6

Commitments and contingencies

Partners’ capital
Class A common units (Units issued—49,938,834 in 2006 and 2005)	1,153.9	1,142.4
Class B common units (Units issued—3,912,750 in 2006 and 2005)	68.4	67.2
i-units (Units issued—12,187,145 in 2006 and 11,704,948 in 2005)	446.4	421.7
General Partner	35.5	34.6
Accumulated other comprehensive loss	(298.3)	(302.1)
	1,405.9	1,363.8

	$4,487.9	$4,428.4

NET INCOME PER COMMON AND i-UNIT

Net income per common and i-unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s (the “General Partner”) allocation, by the weighted average number of Class A and Class B common units and i-units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per common and i-unit was determined as follows:

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
	(unaudited; in millions, except per unit amounts)

Net income	$70.4	$25.7	$151.5	$53.9
Allocations to the General Partner:
Net income allocated to General Partner	(1.4)	(0.5)	(3.0)	(1.1)
Incentive distributions to General Partner	(5.7)	(5.3)	(11.3)	(10.6)
Historical cost depreciation adjustments	(0.1)	—	(0.1)	(0.1)
	(7.2)	(5.8)	(14.4)	(11.8)

Net income allocable to common and i-units	$63.2	$19.9	$137.1	$42.1

Weighted average units outstanding	65.9	61.9	65.8	61.3

Net income per common and i-unit (basic and diluted)	$0.96	$0.32	$2.08	$0.69

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

•       Liquids;

•       Natural Gas; and

•       Marketing.

The following tables present certain financial information relating to our business segments:

	As of and for the three months ended June 30, 2006
	Liquids	Natural Gas	Marketing	Corporate	Total
	(unaudited; in millions)

Total revenue	$124.9	$1,231.3	$667.6	$—	$2,023.8
Less: Intersegment revenue	—	557.8	41.3	—	599.1

Operating revenue	124.9	673.5	626.3	—	1,424.7
Cost of natural gas	—	566.9	618.7	—	1,185.6
Operating and administrative	35.1	50.0	1.5	0.7	87.3
Power	24.2	—	—	—	24.2
Depreciation and amortization	15.9	17.9	0.1	0.1	34.0

Operating income	49.7	38.7	6.0	(0.8)	93.6
Interest expense	—	—	—	(27.6)	(27.6)
Other income	—	—	—	4.4	4.4

Net income	$49.7	$38.7	$6.0	$(24.0)	$70.4

Capital expenditures (excluding acquisitions)	$34.4	$148.0	$0.5	$3.6	$186.5

	As of and for the three months ended June 30, 2005
	Liquids	Natural Gas	Marketing	Corporate	Total
	(unaudited; in millions)

Total revenue	$102.5	$988.0	$802.1	$—	$1,892.6
Less: Intersegment revenue	—	526.7	33.2	—	559.9

Operating revenue	102.5	461.3	768.9	—	1,332.7
Cost of natural gas	—	379.5	770.9	—	1,150.4
Operating and administrative	37.5	40.9	0.9	1.1	80.4
Power	17.2	—	—	—	17.2
Depreciation and amortization	17.7	16.2	0.2	—	34.1

Operating income	30.1	24.7	(3.1)	(1.1)	50.6
Interest expense	—	—	—	(25.6)	(25.6)
Other income	—	—	—	0.7	0.7

Net income	$30.1	$24.7	$(3.1)	$(26.0)	$25.7

Capital expenditures (excluding acquisitions)	$21.6	$78.6	$—	$1.6	$101.8

	As of and for the six months ended June 30, 2006
	Liquids	Natural Gas	Marketing	Corporate	Total
	(unaudited; in millions)

Total revenue	$247.5	$2,833.2	$1,634.0	$—	$4,714.7
Less: Intersegment revenue	—	1,288.7	112.7	—	1,401.4

Operating revenue	247.5	1,544.5	1,521.3	—	3,313.3
Cost of natural gas	—	1,340.4	1,492.9	—	2,833.3
Operating and administrative	63.7	93.7	2.6	1.2	161.2
Power	50.5	—	—	—	50.5
Depreciation and amortization	31.8	34.5	0.2	0.2	66.7

Operating income	101.5	75.9	25.6	(1.4)	201.6
Interest expense	—	—	—	(55.5)	(55.5)
Other income	—	—	—	5.4	5.4

Net income	$101.5	$75.9	$25.6	$(51.5)	$151.5

Total assets	$1,704.7	$2,421.6	$276.5	$85.1	$4,487.9

Capital expenditures (excluding acquisitions)	$50.8	$229.1	$0.9	$4.4	$285.2

	As of and for the six months ended June 30, 2005
	Liquids	Natural Gas	Marketing	Corporate	Total
	(unaudited; in millions)

Total revenue	$199.0	$1,912.6	$1,495.9	$—	$3,607.5
Less: Intersegment revenue	—	965.7	59.0	—	1,024.7

Operating revenue	199.0	946.9	1,436.9	—	2,582.8
Cost of natural gas	—	786.0	1,436.6	—	2,222.6
Operating and administrative	69.4	82.0	1.7	1.7	154.8
Power	34.2	—	—	—	34.2
Depreciation and amortization	35.3	31.8	0.3	—	67.4

Operating income	60.1	47.1	(1.7)	(1.7)	103.8
Interest expense	—	—	—	(51.2)	(51.2)
Other income	—	—	—	1.3	1.3

Net income	$60.1	$47.1	$(1.7)	$(51.6)	$53.9

Total assets	$1,670.8	$2,053.3	$280.6	$94.5	$4,099.2

Capital expenditures (excluding acquisitions)	$34.7	$137.3	$—	$2.7	$174.7